INVENTORIES	12 Months Ended
Mar. 31, 2011
INVENTORIES

5. INVENTORIES

Inventories as of March 31, 2010 and 2011 comprised the following:

	Yen in millions		U.S. Dollars in thousands
	2010	2011	2011
Finished goods	¥75,084	¥91,059	$1,097,096
Work in process	2,400	2,551	30,735
Raw materials	11,327	16,985	204,639

Total	¥88,811	¥110,595	$1,332,470

Inventory write-downs, which are charged to cost of sales, amounted to ¥ 990 million, ¥195 million, and ¥ 709 million ($ 8,543 thousand) for the years ended March 31, 2009, 2010 and 2011, respectively. Inventory write-downs for the year ended March 31, 2011 include ¥ 3 million ($ 36 thousand) of damaged inventory caused by the March 11, 2011 earthquake and resulting tsunami in Japan.